UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number:  811-04049

Deutsche Income Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
 (Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	3/31/2015

ITEM 1.	REPORT TO STOCKHOLDERS

March 31, 2015

Semiannual Report

to Shareholders

Deutsche Short Duration Fund

Contents
3 Letter to Shareholders
4 Performance Summary
7 Portfolio Management Team
8 Portfolio Summary
9 Investment Portfolio
26 Statement of Assets and Liabilities
28 Statement of Operations
30 Statement of Changes in Net Assets
31 Financial Highlights
37 Notes to Financial Statements
52 Information About Your Fund's Expenses
54 Advisory Agreement Board Considerations and Fee Evaluation
58 Account Management Resources
60 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

From an economic standpoint, the view seems brighter than it has been for several years. Multiple signs suggest sustainable growth, at least for the near term. Our economists at Deutsche Asset & Wealth Management expect the global economy to accelerate in 2015, led by the United States and China.

That is heartening news. Yet one cannot ignore the complexities of an increasingly interconnected global economy. Low oil prices, a stronger employment picture and consumer spending bode well for the domestic economy, at least in the short term. Yet sluggish growth abroad, falling commodity prices and the strong U.S dollar may be headwinds to global growth and American exports. And, as we have seen time and again, any number of factors can unexpectedly shift the markets and the overall outlook.

The take-away message amidst these mixed signals: Be prepared to stick to your long-term plan, with a portfolio that can help weather short-term fluctuations. When in doubt, or if your individual situation or objectives change, talk with a trusted financial professional before taking action.

For timely information about economic developments and your Deutsche fund investment, we hope you will visit us at deutschefunds.com. There you will find the views of our Chief Investment Officer and economists. It is a resource we are proud to offer to help keep you up-to-date and make informed decisions.

As always, we thank you for your continued investment and the opportunity to put our capabilities to work for you.

Best regards,
Brian Binder
President, Deutsche Funds

Performance Summary March 31, 2015 (Unaudited)
Class A	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 3/31/15
Unadjusted for Sales Charge	–0.43%	0.12%	1.65%	2.82%
Adjusted for the Maximum Sales Charge (max 2.75% load)	–3.17%	–2.63%	1.09%	2.53%
Barclays 1–3 Year Government/Credit Index†	0.76%	1.12%	1.35%	2.94%
Class B	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 3/31/15
Unadjusted for Sales Charge	–0.80%	–0.62%	0.89%	1.91%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	–4.73%	–3.55%	0.71%	1.91%
Barclays 1–3 Year Government/Credit Index†	0.76%	1.12%	1.35%	2.94%
Class C	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 3/31/15
Unadjusted for Sales Charge	–0.80%	–0.63%	0.89%	2.07%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–1.79%	–0.63%	0.89%	2.07%
Barclays 1–3 Year Government/Credit Index†	0.76%	1.12%	1.35%	2.94%
Class R6			6-Month‡	Life of Class*
Average Annual Total Returns as of 3/31/15
No Sales Charges			–0.38%	–0.36%
Barclays 1–3 Year Government/Credit Index†			0.76%	0.68%
Class S	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 3/31/15
No Sales Charges	–0.30%	0.38%	1.91%	3.02%
Barclays 1–3 Year Government/Credit Index†	0.76%	1.12%	1.35%	2.94%
Institutional Class	6-Month‡	1-Year	5-Year	Life of Class**
Average Annual Total Returns as of 3/31/15
No Sales Charges	–0.30%	0.38%	1.96%	2.59%
Barclays 1–3 Year Government/Credit Index†	0.76%	1.12%	1.35%	2.06%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2015 are 0.86%, 1.77%, 1.62%, 0.52%, 0.68% and 0.60% for Class A, B, C, R6, S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class B shares prior to its inception on April 23, 2007 are derived from the historical performance of the Investment Class shares of Deutsche Short Duration Fund (which was renamed Class S shares on October 23, 2006) during such periods and have been adjusted to reflect the higher total annual operating expenses of Class B. Any difference in expenses will affect performance.

Prior to November 17, 2004, the Fund had a different objective, strategies, fees and expenses. Consequently, the Fund's past performance prior to this time may have been different if the current strategy had been in place.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended March 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* Class R6 shares commenced operations on August 25, 2014. The performance shown for the index is for the time period of August 31, 2014 through March 31, 2015, which is based on the performance period of the life of Class R6.

** Institutional Class shares commenced operations on August 27, 2008. The performance shown for the index is for the time period of August 31, 2008 through March 31, 2015, which is based on the performance period of the life of Institutional Class.

† Barclays 1–3 Year Government/Credit Index is an unmanaged index consisting of all U.S. government agency and Treasury securities, as well as all investment-grade corporate debt securities with maturities of one to three years.

‡ Total returns shown for periods less than one year are not annualized.

	Class A	Class B	Class C	Class R6	Class S	Institutional Class
Net Asset Value
3/31/15	$8.94	$8.96	$8.93	$8.96	$8.97	$8.95
9/30/14	$9.09	$9.11	$9.08	$9.12	$9.12	$9.10
Distribution Information as of 3/31/15
Income Dividends, Six Months	$.11	$.08	$.08	$.13	$.12	$.12
March Income Dividend	$.0185	$.0128	$.0128	$.0210	$.0205	$.0204
SEC 30-day Yield††	1.35%	.64%	.65%	1.61%	1.64%	1.64%
Current Annualized Distribution Rate††	2.48%	1.71%	1.72%	2.81%	2.74%	2.74%

†† The SEC yield is net investment income per share earned over the month ended March 31, 2015, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 1.28%, 0.17%, 0.57%, 1.08%, 1.46% and 1.57% for Class A, B, C, R6, S and Institutional Class shares, respectively, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on March 31, 2015. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 2.41%, 1.24%, 1.64%, 2.28%, 2.56% and 2.67% for Class A, B, C, R6, S and Institutional Class shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Portfolio Management Team

William Chepolis, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2002.

— Joined Deutsche Asset & Wealth Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank's fixed income and foreign exchange portfolios.

— Co-Head of Fixed Income for North America: New York.

— BIS, University of Minnesota.

Eric S. Meyer, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2008.

— Joined Deutsche Asset & Wealth Management in 2006 after 16 years of experience in positions of increasing responsibility in corporate banking with First Chicago, Credit Agricole, and most recently, Bank of America's subsidiary, Flagship Capital Management. Prior to his corporate banking experience, he worked in trust management operations for 10 years at First Chicago and E.F. Hutton.

— Head of US Loan Portfolio Management, High Yield Strategies: New York.

— BA, State University of New York, Albany; MBA, Pace University.

Gary Russell, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2006.

— Joined Deutsche Asset & Wealth Management in 1996. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.

— Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.

— Head of US High Yield Bonds: New York.

— BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

John D. Ryan, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2010.

— Joined Deutsche Asset & Wealth Management in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as a portfolio manager and head of credit trading for Deutsche Asset Management from 1998–2003.

— Investment industry experience began in 1993.

— BA in Economics, University of Chicago; MBA, University of Chicago.

Darwei Kung, Director

Portfolio Manager of the fund. Began managing the fund in 2011.

— Joined Deutsche Asset & Wealth Management in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint LLC from 2001–2004.

— Portfolio Manager: New York.

— BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.

Portfolio Summary (Unaudited)

Investment Portfolio as of March 31, 2015 (Unaudited)
		Principal Amount ($)(a)	Value ($)

Corporate Bonds 46.5%
Consumer Discretionary 3.3%
Daimler Finance North America LLC, 144A, 2.375%, 8/1/2018		10,000,000	10,254,770
DISH DBS Corp., 7.125%, 2/1/2016		50,000	51,937
Ford Motor Credit Co., LLC, 8.0%, 12/15/2016		5,000,000	5,539,025
General Motors Co., 3.5%, 10/2/2018		380,000	389,333
General Motors Financial Co., Inc., 2.75%, 5/15/2016		25,000	25,279
Hyundai Capital America, 144A, 2.875%, 8/9/2018		7,301,000	7,522,228
Kia Motors Corp., 144A, 3.625%, 6/14/2016		3,000,000	3,079,338
L Brands, Inc., 6.9%, 7/15/2017		405,000	445,500
Lennar Corp., 4.125%, 12/1/2018		110,000	111,650
RCI Banque SA:
144A, 3.5%, 4/3/2018 (b)		9,000,000	9,397,782
144A, 4.6%, 4/12/2016		7,780,000	8,043,742
Viacom, Inc., 2.5%, 9/1/2018		2,800,000	2,848,233
Videotron Ltd., 9.125%, 4/15/2018		2,000	2,035
			47,710,852
Consumer Staples 1.0%
ConAgra Foods, Inc., 2.1%, 3/15/2018 (b)		503,000	505,090
Constellation Brands, Inc., 7.25%, 5/15/2017		850,000	938,188
JBS Finance II Ltd., 144A, 8.25%, 1/29/2018		2,500,000	2,583,250
JBS Investments GmbH, 144A, 7.75%, 10/28/2020		2,000,000	2,115,000
Marfrig Holding Europe BV:
144A, 6.875%, 6/24/2019		2,500,000	2,125,000
144A, 11.25%, 9/20/2021		1,410,000	1,339,500
Smithfield Foods, Inc., 7.75%, 7/1/2017		18,000	20,025
Tyson Foods, Inc., 2.65%, 8/15/2019		4,280,000	4,382,497
Wesfarmers Ltd., 144A, 1.874%, 3/20/2018		1,000,000	1,006,324
			15,014,874
Energy 3.7%
Afren PLC, 144A, 10.25%, 4/8/2019		1,000,000	465,000
Delek & Avner Tamar Bond Ltd., 144A, 3.839%, 12/30/2018		3,963,000	3,966,107
Freeport-McMoran Oil & Gas LLC, 6.5%, 11/15/2020		4,875,000	5,173,594
Kinder Morgan Energy Partners LP, 2.65%, 2/1/2019 (b)		10,000,000	10,015,430
Kinder Morgan, Inc.:
7.0%, 6/15/2017		100,000	110,304
7.25%, 6/1/2018		35,000	39,708
Noble Holding International Ltd., 4.0%, 3/16/2018		1,170,000	1,176,478
Nostrum Oil & Gas Finance BV, 144A, 6.375%, 2/14/2019		1,000,000	859,900
Odebrecht Drilling Norbe VIII/IX Ltd., 144A, 6.35%, 6/30/2021 (b)		3,400,000	2,932,500
Offshore Drilling Holding SA, 144A, 8.625%, 9/20/2020 (b)		3,000,000	2,403,000
ONEOK Partners LP:
3.2%, 9/15/2018 (b)		5,375,000	5,440,817
3.8%, 3/15/2020		4,500,000	4,588,245
Pride International, Inc., 6.875%, 8/15/2020		2,000,000	2,277,648
QGOG Atlantic, 144A, 5.25%, 7/30/2018		5,441,725	4,712,534
QGOG Constellation SA, 144A, 6.25%, 11/9/2019		2,000,000	1,135,000
Ras Laffan Liquefied Natural Gas Co., Ltd. II, 144A, 5.298%, 9/30/2020		858,595	923,263
Transportadora de Gas Internacional SA ESP, 144A, 5.7%, 3/20/2022		5,900,000	6,195,000
Whiting Petroleum Corp., 6.5%, 10/1/2018		45,000	45,000
Zhaikmunai LLP, 144A, 7.125%, 11/13/2019		2,000,000	1,715,000
			54,174,528
Financials 26.6%
Abbey National Treasury Services PLC, 3.05%, 8/23/2018		10,000,000	10,416,840
American International Group, Inc., Series G, 5.85%, 1/16/2018		2,500,000	2,792,845
American Tower Corp., (REIT), 3.4%, 2/15/2019		7,235,000	7,471,476
Australia & New Zealand Banking Group Ltd., 144A, 1.0%, 10/6/2015 (b)		6,665,000	6,685,075
Banco Continental SAECA, 144A, 8.875%, 10/15/2017		2,000,000	2,070,000
Banco do Nordeste do Brasil SA, 144A, 3.625%, 11/9/2015		3,650,000	3,639,050
Banco Santander Brasil SA, 144A, 8.0%, 3/18/2016	BRL	4,700,000	1,384,280
Bangkok Bank PCL, 144A, 3.3%, 10/3/2018		3,000,000	3,095,427
Bank of America Corp., Series L, 2.6%, 1/15/2019		10,000,000	10,177,920
Bank of Baroda, 144A, 4.875%, 7/23/2019		5,000,000	5,388,520
Bank of Ceylon, REG S, 5.325%, 4/16/2018		1,510,000	1,498,675
Bank of India, 144A, 3.625%, 9/21/2018		3,000,000	3,094,770
Bank of Nova Scotia, 144A, 1.95%, 1/30/2017		10,570,000	10,759,784
Banque Federative du Credit Mutuel SA, 144A, 2.75%, 1/22/2019		11,000,000	11,339,845
BBVA Bancomer SA, 144A, 6.008%, 5/17/2022		6,000,000	6,300,000
BNP Paribas SA:
2.375%, 9/14/2017		2,460,000	2,507,542
2.7%, 8/20/2018 (b)		12,000,000	12,370,092
BNZ International Funding Ltd., 144A, 2.35%, 3/4/2019		9,000,000	9,095,904
BPCE SA, 1.625%, 2/10/2017		3,500,000	3,528,448
Capital One Bank U.S.A. NA, 2.25%, 2/13/2019		2,365,000	2,377,520
Charles Schwab Corp., 2.2%, 7/25/2018		3,060,000	3,116,699
Citigroup, Inc., 2.5%, 9/26/2018		7,585,000	7,733,666
Commonwealth Bank of Australia, 144A, 1.525%**, 3/31/2017		14,000,000	14,027,328
Corpbanca SA, 144A, 3.875%, 9/22/2019		750,000	750,242
Country Garden Holdings Co., Ltd., 144A, 7.875%, 5/27/2019		1,000,000	1,038,750
Credit Agricole SA, 144A, 2.125%, 4/17/2018		10,000,000	10,116,710
Development Bank of Kazakhstan JSC, 144A, 5.5%, 12/20/2015		2,000,000	2,040,000
DnB Boligkreditt AS, 144A, 2.1%, 10/14/2015 (b)		9,000,000	9,075,312
Dubai Holding Commercial Operations MTN Ltd., 6.0%, 2/1/2017	GBP	2,500,000	3,765,240
General Electric Capital Corp., 5.0%, 5/15/2016		7,600,000	7,926,466
Government Properties Income Trust, (REIT), 3.75%, 8/15/2019		4,850,000	5,025,371
Health Care REIT, Inc., (REIT), 3.625%, 3/15/2016		3,742,000	3,836,179
HSBC U.S.A., Inc., 2.625%, 9/24/2018		4,365,000	4,494,667
ICICI Bank Ltd.:
144A, 3.5%, 3/18/2020		5,000,000	5,141,615
144A, 4.8%, 5/22/2019		3,000,000	3,216,312
Industrial & Commercial Bank of China Ltd., 3.231%, 11/13/2019		3,080,000	3,168,858
Intercontinental Exchange, Inc., 2.5%, 10/15/2018		1,385,000	1,428,089
Intesa Sanpaolo SpA:
3.875%, 1/16/2018		5,365,000	5,628,861
3.875%, 1/15/2019		8,500,000	8,964,857
Jefferies Group LLC, 5.125%, 4/13/2018 (b)		3,000,000	3,153,918
Lloyds Bank PLC, 2.3%, 11/27/2018		2,005,000	2,038,473
Macquarie Group Ltd., 144A, 3.0%, 12/3/2018		11,000,000	11,302,456
Morgan Stanley, 2.5%, 1/24/2019		15,000,000	15,277,455
Murray Street Investment Trust I, 4.647%, 3/9/2017		9,500,000	10,067,235
National Agricultural Cooperative Federation, 144A, 4.25%, 1/28/2016		4,265,000	4,370,026
National Australia Bank Ltd., 144A, 2.0%, 6/20/2017		8,000,000	8,152,424
Navient Corp.:
3.875%, 9/10/2015		1,500,000	1,510,755
4.625%, 9/25/2017 (b)		6,000,000	6,090,000
Nomura Holdings, Inc., 2.0%, 9/13/2016		2,965,000	2,992,850
ProLogis LP, (REIT), 2.75%, 2/15/2019		5,910,000	6,028,046
QBE Insurance Group Ltd., 144A, 2.4%, 5/1/2018		10,000,000	10,097,940
Royal Bank of Scotland Group PLC, 1.875%, 3/31/2017		15,000,000	14,978,460
Skandinaviska Enskilda Banken AB:
144A, 2.375%, 11/20/2018		4,075,000	4,152,755
144A, 2.375%, 3/25/2019		5,905,000	5,995,937
Societe Generale SA, 2.625%, 10/1/2018		10,000,000	10,262,840
Sumitomo Mitsui Banking Corp., 2.5%, 7/19/2018		715,000	730,751
Suncorp-Metway Ltd., 144A, 1.7%, 3/28/2017		8,500,000	8,543,699
Svenska Handelsbanken AB, 2.5%, 1/25/2019 (b)		7,500,000	7,693,815
Swedbank AB:
144A, 1.75%, 3/12/2018		1,875,000	1,881,159
144A, 2.375%, 2/27/2019		9,785,000	9,961,512
Synchrony Financial, 3.0%, 8/15/2019 (b)		1,573,000	1,607,145
The Goldman Sachs Group, Inc., 2.625%, 1/31/2019 (b)		5,500,000	5,619,163
Turkiye Is Bankasi, 144A, 5.5%, 4/21/2019		3,300,000	3,401,871
Turkiye Vakiflar Bankasi TAO, 144A, 3.75%, 4/15/2018		1,000,000	981,020
UBS AG, 144A, 2.25%, 3/30/2017		6,665,000	6,843,322
UniCredit Luxembourg Finance SA, 144A, 6.0%, 10/31/2017		6,170,000	6,595,582
Yapi ve Kredi Bankasi AS, 144A, 5.25%, 12/3/2018		2,500,000	2,551,875
			389,371,719
Health Care 1.8%
Actavis Funding SCS, 2.35%, 3/12/2018		7,215,000	7,312,576
Forest Laboratories, Inc., 144A, 4.375%, 2/1/2019		6,000,000	6,427,176
Genzyme Corp., 3.625%, 6/15/2015		4,690,000	4,719,326
Hypermarcas SA, 144A, 6.5%, 4/20/2021		3,900,000	3,978,000
Laboratory Corp. of America Holdings, 2.2%, 8/23/2017		2,640,000	2,687,232
Mallinckrodt International Finance SA, 3.5%, 4/15/2018		640,000	630,400
Valeant Pharmaceuticals International, Inc., 144A, 6.75%, 8/15/2018		400,000	421,500
			26,176,210
Industrials 2.4%
CEMEX Espana SA, 144A, 9.875%, 4/30/2019		4,000,000	4,450,000
CNH Industrial Capital LLC, 3.25%, 2/1/2017		130,000	129,350
Ingersoll-Rand Global Holding Co., Ltd., 2.875%, 1/15/2019		500,000	512,865
Lima Airport Partners Srl, Series 2007-1, 144A, 6.88%, 6/15/2022		4,734,272	5,225,490
Mersin Uluslararasi Liman Isletmeciligi AS, 144A, 5.875%, 8/12/2020		9,500,000	10,022,500
Noble Group Ltd., 144A, 6.625%, 8/5/2020 (b)		2,000,000	2,002,000
Penske Truck Leasing Co., LP, 144A, 2.875%, 7/17/2018		9,400,000	9,614,903
TAM Capital 2, Inc., 144A, 9.5%, 1/29/2020		2,200,000	2,293,500
United Rentals North America, Inc.:
5.75%, 7/15/2018		70,000	72,975
7.375%, 5/15/2020		75,000	81,047
			34,404,630
Information Technology 1.3%
Hewlett-Packard Co., 2.75%, 1/14/2019		10,000,000	10,252,040
Jabil Circuit, Inc., 7.75%, 7/15/2016		245,000	262,763
NXP BV, 144A, 3.5%, 9/15/2016		200,000	202,500
Seagate HDD Cayman, 3.75%, 11/15/2018		2,480,000	2,584,601
Tencent Holdings Ltd., 144A, 3.375%, 3/5/2018		5,600,000	5,791,229
			19,093,133
Materials 2.5%
Anglo American Capital PLC, 144A, 2.625%, 9/27/2017		3,635,000	3,683,607
Ashland, Inc., 3.0%, 3/15/2016		180,000	181,800
CF Industries, Inc., 6.875%, 5/1/2018		3,000,000	3,420,069
Freeport-McMoRan, Inc., 3.1%, 3/15/2020		5,000,000	4,871,800
Glencore Funding LLC:
144A, 2.5%, 1/15/2019 (b)		6,190,000	6,192,990
144A, 3.125%, 4/29/2019		6,230,000	6,371,421
Goldcorp, Inc., 2.125%, 3/15/2018 (b)		1,490,000	1,499,804
Grupo Idesa SA de CV, 144A, 7.875%, 12/18/2020		2,700,000	2,764,125
Owens-Brockway Glass Container, Inc., 7.375%, 5/15/2016		850,000	899,300
Rio Tinto Finance (U.S.A.) PLC, 2.25%, 12/14/2018		4,010,000	4,076,393
Teck Resources Ltd., 3.0%, 3/1/2019 (b)		2,770,000	2,755,128
			36,716,437
Telecommunication Services 2.0%
Crown Castle Towers LLC, 144A, 3.214%, 8/15/2015		5,440,000	5,479,195
Frontier Communications Corp., 8.125%, 10/1/2018		850,000	953,062
GTP Acquisition Partners I LLC, "C", 144A, 4.347%, 6/15/2016		5,590,000	5,691,945
Sprint Communications, Inc., 6.0%, 12/1/2016		750,000	783,000
Telefonica Emisiones SAU, 3.192%, 4/27/2018		5,000,000	5,214,710
Telemovil Finance Co., Ltd., 144A, 8.0%, 10/1/2017		1,188,000	1,235,520
UPCB Finance III Ltd., 144A, 6.625%, 7/1/2020		460,000	480,125
Verizon Communications, Inc., 3.65%, 9/14/2018 (b)		8,600,000	9,144,810
Windstream Corp., 7.875%, 11/1/2017		200,000	216,750
Zayo Group LLC, 8.125%, 1/1/2020		9,000	9,518
			29,208,635
Utilities 1.9%
AES Corp., 8.0%, 6/1/2020		40,000	45,700
Enel Finance International NV, 144A, 6.25%, 9/15/2017		7,125,000	7,929,869
FirstEnergy Corp., Series A, 2.75%, 3/15/2018 (b)		10,000,000	10,240,910
Majapahit Holding BV:
144A, 7.25%, 6/28/2017		1,000,000	1,095,000
144A, 8.0%, 8/7/2019		4,000,000	4,710,000
PG&E Corp., 2.4%, 3/1/2019		3,820,000	3,868,320
			27,889,799
Total Corporate Bonds (Cost $674,924,136)			679,760,817

Mortgage-Backed Securities Pass-Throughs 3.6%
Federal Home Loan Mortgage Corp., 3.0%, 4/1/2027		3,337,386	3,514,684
Federal National Mortgage Association:
3.0%, with various maturities from 5/1/2027 until 6/1/2027		38,199,854	40,216,181
4.5%, 4/1/2023		977,122	1,047,964
5.0%, 9/1/2023		811,630	889,733
Government National Mortgage Association:
4.5%, with various maturities from 6/20/2040 until 12/20/2040		3,792,562	3,987,967
6.0%, with various maturities from 1/15/2022 until 2/20/2039		1,081,707	1,185,570
6.5%, with various maturities from 8/20/2038 until 2/20/2039		1,088,136	1,225,276
9.5%, with various maturities from 5/15/2018 until 7/15/2020		491	554
Total Mortgage-Backed Securities Pass-Throughs (Cost $51,988,462)			52,067,929

Asset-Backed 10.0%
Automobile Receivables 1.5%
AmeriCredit Automobile Receivables Trust:
"B", Series 2012-4, 1.31%, 11/8/2017		1,500,000	1,503,542
"D", Series 2011-2, 4.0%, 5/8/2017		4,900,000	4,938,769
"D", Series 2011-1, 4.26%, 2/8/2017		5,500,000	5,541,454
Avis Budget Rental Car Funding AESOP LLC:
"B", Series 2014-2A, 144A, 3.29%, 2/20/2021		4,000,000	3,888,724
"C", Series 2015-1A, 144A, 3.96%, 7/20/2021		2,000,000	1,994,980
CPS Auto Receivables Trust:
"D", Series 2014-A, 144A, 5.11%, 2/18/2020		660,000	657,159
"D", Series 2014-D, 144A, 5.33%, 11/16/2020		3,890,000	3,925,320
			22,449,948
Credit Card Receivables 0.2%
Citi Holdings Liquidating Unrated Performing Assets, "A", Series 2013-VM, 144A, 3.326%, 8/15/2020		3,292,175	3,304,751
Home Equity Loans 1.4%
Ameriquest Mortgage Securities, Inc., "A6", Series 2003-5, 5.041%**, 4/25/2033		307,886	313,349
Countrywide Home Equity Loan Trust, "2A", Series 2006-I, 0.315%**, 1/15/2037		4,358,465	3,952,086
Credit-Based Asset Servicing and Securitization LLC, "AF2", Series 2006-CB2, 5.501%**, 12/25/2036		3,083,879	2,130,815
First Alliance Mortgage Loan Trust, "A1", Series 1999-4, 8.02%, 3/20/2031		335	347
First Franklin Mortgage Loan Asset Backed Certificates, "A2B", Series 2005-FF12, 0.431%**, 11/25/2036		2,961,433	2,919,049
GMAC Mortgage Corp. Loan Trust, "A5", Series 2003-HE2, 4.59%, 4/25/2033		109,651	110,096
Home Loan Trust, "A7", Series 2001-HI4, 7.24%, 10/25/2026		1,584,016	1,564,998
Merrill Lynch Mortgage Investors Trust, "A2C", Series 2005-HE2, 0.541%**, 9/25/2036		3,056,942	3,004,433
NovaStar Mortgage Funding Trust, "M3", Series 2004-3, 1.224%**, 12/25/2034		697,378	694,864
Park Place Securities, Inc., "M2", Series 2004-WHQ2, 1.116%**, 2/25/2035		5,131,212	5,114,623
			19,804,660
Manufactured Housing Receivables 0.1%
Lehman ABS Manufactured Housing Contract Trust, "A6", Series 2001-B, 6.467%, 4/15/2040		570,180	618,594
Miscellaneous 6.4%
A Voce CLO Ltd., "A1B", Series 2014-1A, 144A, 1.713%**, 7/15/2026		4,230,000	4,214,531
Ares XXIX CLO Ltd., "A2", Series 2014-1A, 144A, 2.228%**, 4/17/2026		16,950,000	16,752,922
Atrium V, "A2B", Series 5A, 144A, 0.581%**, 7/20/2020		1,500,000	1,469,070
Carlyle Global Market Strategies CLO Ltd., "A", Series 2014-2A, 144A, 1.727%**, 5/15/2025		2,000,000	1,999,110
CIFC Funding Ltd., "A3L", Series 2006-1A, 144A, 1.027%**, 10/20/2020		2,000,000	1,977,288
Domino's Pizza Master Issuer LLC, "A2", Series 2012-1A, 144A, 5.216%, 1/25/2042		9,662,500	10,046,913
Dryden XXXI Senior Loan Fund, "B", Series 2014-31A, 144A, 2.157%**, 4/18/2026		2,000,000	1,991,734
GoldenTree Loan Opportunities III Ltd., "C", Series 2007-3A, 144A, 1.505%**, 5/1/2022		4,750,000	4,553,013
Magnetite VI Ltd., "A", Series 2012-6A, 144A, 1.771%**, 9/15/2023		13,231,000	13,219,555
North End CLO Ltd., "A", Series 2013-1A, 144A, 1.407%**, 7/17/2025		8,000,000	7,912,504
Oak Hill Credit Partners X Ltd., "A", Series 2014-10A, 144A, 1.727%**, 7/20/2026		1,150,000	1,148,407
Octagon Investment Partners XVI Ltd., "B1", Series 2013-1A, 144A, 1.857%**, 7/17/2025		5,000,000	4,840,940
Octagon Investment Partners XXI Ltd., "A1A", Series 2014-1A, 144A, 1.723%, 11/14/2026		3,000,000	2,989,752
Race Point CLO Ltd., "B", Series 2006-3, 0.633%**, 4/15/2020		2,000,000	1,978,996
Treman Park CLO LLC, "A", Series 2015-1A, 144A, 1.761%**, 4/20/2027 (c)		1,500,000	1,500,000
Venture XVI CLO Ltd., "A1L", Series 2014-16A, 144A, 1.753%**, 4/15/2026		10,000,000	9,982,850
Voya CLO Ltd.:
"A1", Series 2014-2A, 144A, 1.707%**, 7/17/2026		5,000,000	4,988,510
"A1", Series 2015-1A, 144A, 1.742%**, 4/18/2027 (c)		2,500,000	2,500,000
			94,066,095
Student Loans 0.4%
SLM Student Loan Trust, "A6", Series 2004-1, 144A, 1.006%**, 7/25/2039		5,500,000	5,353,436
Total Asset-Backed (Cost $145,007,444)			145,597,484

Commercial Mortgage-Backed Securities 6.6%
Banc of America Commercial Mortgage Trust, "AM", Series 2006-3, 6.038%**, 7/10/2044		6,250,000	6,447,962
Banc of America Merrill Lynch Commercial Mortgage, Inc., "B", Series 2005-2, 5.12%**, 7/10/2043		5,000,000	5,006,385
Bear Stearns Commercial Mortgage Securities, "A4", Series 2005-PW10, 5.405%, 12/11/2040		6,935,072	7,045,679
Citigroup Commercial Mortgage Trust:
"B", Series 2014-388G, 144A, 1.225%**, 6/15/2033		650,000	647,423
"AM", Series 2006-C5, 5.462%, 10/15/2049		4,033,000	4,268,443
"AM", Series 2006-C4, 5.768%**, 3/15/2049		3,250,000	3,403,865
Commercial Mortgage Trust, "AAB", Series 2007-GG9, 5.441%, 3/10/2039		1,415,336	1,432,418
CD Mortgage Trust:
"A5", Series 2006-CD3, 5.617%, 10/15/2048		1,049,659	1,096,828
"AMA", Series 2007-CD5, 6.124%**, 11/15/2044		620,000	679,374
Credit Suisse Commercial Mortgage Trust, "A1A", Series 2007-C1, 5.361%, 2/15/2040		5,402,521	5,686,829
Credit Suisse First Boston Mortgage Securities Corp., "B", Series 2005-C5, 5.1%, 8/15/2038		3,500,000	3,545,654
Del Coronado Trust, "M", Series 2013-HDMZ, 144A, 5.175%**, 3/15/2018		1,770,000	1,774,425
GMAC Commercial Mortgage Securities, Inc., "B", Series 2004-C3, 4.965%, 12/10/2041		1,174,480	1,197,867
Hilton U.S.A. Trust:
"CFL", Series 2013-HLF, 144A, 2.073%**, 11/5/2030		3,409,709	3,409,709
"AFX", Series 2013-HLT, 144A, 2.662%, 11/5/2030		625,000	626,421
"DFL", Series 2013-HLF, 144A, 2.923%**, 11/5/2030		2,059,622	2,063,747
JPMorgan Chase Commercial Mortgage Securities Corp.:
"C", Series 2004-C3, 4.981%, 1/15/2042		18,230	18,225
"A4B", Series 2005-LDP3, 4.996%, 8/15/2042		3,500,000	3,522,764
"AM", Series 2005-LDP4, 4.999%, 10/15/2042		3,287,500	3,313,550
"A4", Series 2006-CB14, 5.481%, 12/12/2044		5,277,220	5,386,854
LB Commercial Mortgage Trust, "A4B", Series 2007-C3, 5.517%, 7/15/2044		700,000	748,822
LB-UBS Commercial Mortgage Trust:
"A4", Series 2005-C5, 4.954%, 9/15/2030		2,947,381	2,949,064
"AM", Series 2005-C5, 5.017%, 9/15/2040		10,300,000	10,380,206
Morgan Stanley Capital I Trust:
"A4FL", Series 2006-HQ9, 0.324%**, 7/12/2044		575,706	572,100
"A4B", Series 2005-IQ10, 5.265%**, 9/15/2042		9,380,000	9,509,350
Morgan Stanley Re-REMIC Trust, "A4B", Series 2009-GG10, 144A, 5.796%**, 8/12/2045		1,750,000	1,877,439
Wachovia Bank Commercial Mortgage Trust:
"A4", Series 2005-C22, 5.271%**, 12/15/2044		8,309,994	8,412,124
"A2", Series 2007-C32, 5.702%**, 6/15/2049		1,198,288	1,203,213
"AM", Series 2006-C27, 5.795%, 7/15/2045		665,000	699,084
Total Commercial Mortgage-Backed Securities (Cost $99,527,285)			96,925,824

Collateralized Mortgage Obligations 7.3%
Banc of America Funding Corp., "1A1", Series 2008-R2, 144A, 6.0%, 9/25/2037		1,054,210	1,096,311
Banc of America Mortgage Securities, Inc.:
"1A3", Series 2002-K, 2.695%**, 10/20/2032		80,177	81,134
"2A3", Series 2005-J, 2.7%**, 11/25/2035		605,983	557,165
"2A8", Series 2003-J, 2.791%**, 11/25/2033		956,346	956,752
"A15", Series 2006-2, 6.0%, 7/25/2046		43,195	40,473
Bear Stearns Adjustable Rate Mortgage Trust, "5A", Series 2003-8, 2.171%**, 1/25/2034		1,006,488	978,837
Citigroup Mortgage Loan Trust, Inc., "8A1", Series 2009-5, 144A, 6.0%, 6/25/2036		772,802	799,485
Credit Suisse First Boston Mortgage Securities Corp., "5A1", Series 2004-7, 5.0%, 10/25/2019		2,315,107	2,359,195
FDIC Structured Sale Guaranteed Notes, "1A", Series 2010-S1, 144A, 0.728%**, 2/25/2048		689,280	689,533
Federal Home Loan Mortgage Corp.:
"PT", Series 3586, 2.11%**, 2/15/2038		1,245,238	1,184,593
"PG", Series 3910, 3.5%, 12/15/2040		5,710,561	5,923,156
"PI", Series 3940, Interest Only, 4.0%, 2/15/2041		6,803,618	1,099,678
"LG", Series 4281, 4.0%, 1/15/2043		12,632,615	13,744,217
"CE", Series 4281, 4.0%, 7/15/2043		14,313,006	15,567,899
"CV", Series 4335, 4.25%, 9/15/2043		14,951,414	15,356,849
"BT", Series 2448, 6.0%, 5/15/2017		240	244
"SP", Series 4047, Interest Only, 6.476%***, 12/15/2037		9,760,724	1,505,554
Federal National Mortgage Association:
"KI", Series 2014-30, Interest Only, 3.5%, 5/25/2033		14,784,408	2,049,205
"EI", Series 2010-41, Interest Only, 4.0%, 3/25/2024		172,437	2,927
"DE", Series 2014-18, 4.0%, 8/25/2042		12,267,099	13,159,007
"9", Series 406, Interest Only, 4.5%, 2/25/2041		7,360,538	1,399,825
"IX", Series 2012-72, Interest Only, 4.5%, 7/25/2042		5,608,266	1,156,102
"IM", Series 2014-72, Interest Only, 4.5%, 3/25/2044		7,072,003	1,281,610
"1A6", Series 2007-W8, 6.463%**, 9/25/2037		1,984,555	2,185,320
"Z", Series G92-61, 7.0%, 10/25/2022		298,276	335,798
Government National Mortgage Association:
"PI", Series 2015-40, Interest Only, 4.0%, 4/20/2044		10,000,000	1,521,875
"PI", Series 2014-108, Interest Only, 4.5%, 12/20/2039		6,446,087	1,165,306
"IP", Series 2014-11, Interest Only, 4.5%, 1/20/2043		7,744,104	1,174,773
"IP", Series 2014-115, Interest Only, 4.5%, 2/20/2044		4,654,416	884,128
"IO", Series 2008-7, Interest Only, 5.5%, 3/20/2037		1,421,600	207,937
JPMorgan Mortgage Trust, "6A1", Series 2005-A6, 2.5%**, 8/25/2035		3,147,699	3,147,734
MASTR Adjustable Rate Mortgages Trust, "12A2", Series 2007-3, 0.374%**, 5/25/2047		4,836,522	4,693,845
MASTR Asset Securitization Trust:
"8A4", Series 2003-4, 4.75%, 5/25/2018		269,564	272,068
"3A2", Series 2003-1, 5.0%, 2/25/2018		399,986	408,420
Morgan Stanley Mortgage Loan Trust, "5A2", Series 2006-8AR, 2.121%**, 6/25/2036		851,203	847,335
Prudential Home Mortgage Securities Co., Inc., "4B", Series 1994-A, 144A, 6.73%**, 4/28/2024		5,265	4,839
Residential Accredit Loans, Inc.:
"NB4", Series 2003-QS19, 4.75%, 10/25/2033		438,650	447,264
"A1", Series 2003-QS18, 5.0%, 9/25/2018		1,244,472	1,266,932
Residential Asset Mortgage Products, Inc.:
"A5", Series 2005-SL1, 6.5%, 5/25/2032		943,672	887,119
"A3", Series 2004-SL3, 7.5%, 12/25/2031		626,271	652,864
Residential Funding Mortgage Securities I, "A1", Series 2005-S3, 4.75%, 3/25/2020		3,334,169	3,392,553
Washington Mutual Mortgage Pass-Through Certificates Trust:
"2A3", Series 2003-S6, 4.75%, 7/25/2018		485,422	497,105
"A9", Series 2003-S9, 5.25%, 10/25/2033		1,118,793	1,154,210
Washington Mutual MSC Mortgage Pass-Through Certificates Trust, "3A1", Series 2003-MS2, 5.0%, 3/25/2018		904,397	917,513
Total Collateralized Mortgage Obligations (Cost $106,424,001)			107,054,689

Government & Agency Obligations 19.4%
Other Government Related (d) 1.4%
Korea Development Bank:
2.875%, 8/22/2018		5,000,000	5,151,115
4.0%, 9/9/2016		3,138,000	3,266,178
Novolipetsk Steel OJSC, 144A, 4.45%, 2/19/2018		3,000,000	2,788,500
Svensk Exportkredit AB, 2.125%, 7/13/2016		9,185,000	9,368,957
			20,574,750
Sovereign Bonds 1.6%
Hazine Mustesarligi Varlik Kiralama AS, 144A, 2.803%, 3/26/2018		5,400,000	5,359,500
Korea Housing Finance Corp., 144A, 4.125%, 12/15/2015		9,380,000	9,586,594
Republic of Ecuador, 144A, 9.375%, 12/15/2015		2,500,000	2,531,250
Republic of Slovenia, 144A, 4.75%, 5/10/2018		5,400,000	5,785,344
			23,262,688
U.S. Government Sponsored Agency 1.0%
Federal Home Loan Bank, 1.0%, 6/21/2017		14,220,000	14,300,411
U.S. Treasury Obligations 15.4%
U.S. Treasury Bills:
0.06%****, 8/13/2015 (e)		992,000	991,816
0.085%****, 6/11/2015 (e)		1,598,000	1,597,944
U.S. Treasury Notes:
0.5%, 2/28/2017 (b)		60,000,000	59,962,500
0.75%, 3/31/2018		10,000,000	9,955,470
0.875%, 12/31/2016		21,000,000	21,142,737
0.875%, 1/31/2017		27,550,000	27,730,783
0.875%, 6/15/2017		65,000,000	65,340,210
1.0%, 8/31/2016 (f)		25,000,000	25,207,025
1.0%, 9/30/2016		10,000,000	10,085,940
1.875%, 6/30/2015		4,040,000	4,057,360
			226,071,785
Total Government & Agency Obligations (Cost $282,873,831)			284,209,634

Loan Participations and Assignments 3.8%
Senior Loans**
1011778 B.C. Unlimited Liability Co., Term Loan B, 4.5%, 12/12/2021		495,585	501,022
Advantage Sales & Marketing, Inc., First Lien Term Loan, 4.25%, 7/23/2021		249,373	249,615
Albertson's LLC, Term Loan B2, 5.375%, 3/21/2019		497,503	501,824
American Energy — Marcellus LLC, First Lien Term Loan, 5.25%, 8/4/2020		500,000	426,250
American Rock Salt Holdings LLC:
First Lien Term Loan, 4.75%, 5/20/2021		496,250	496,200
Second Lien Term Loan, 8.0%, 5/16/2022		500,000	498,750
Amneal Pharmaceuticals LLC, Term Loan, 5.0%, 11/1/2019		748,747	754,598
Answers Corp., Second Lien Term Loan, 10.0%, 10/3/2022		500,000	471,250
Apex Tool Group LLC, Term Loan B, 4.5%, 1/31/2020		492,462	486,307
Astoria Energy LLC, Term Loan B, 4.28%, 12/24/2021		736,875	737,339
Asurion LLC, Term Loan B1, 5.0%, 5/24/2019		944,299	948,298
Autoparts Holdings Ltd., First Lien Term Loan, 6.5%, 7/29/2017		927,619	927,230
Avaya, Inc., Term Loan B3, 4.676%, 10/26/2017		963,795	949,777
Axalta Coating Systems U.S. Holdings, Inc., Term Loan, 3.75%, 2/1/2020		473,059	471,015
BATS Global Markets, Inc., Term Loan B2, 5.75%, 1/31/2020		484,966	489,815
Brickman Group Ltd. LLC, First Lien Term Loan, 4.0%, 12/18/2020		992,481	989,791
Calceus Acquisition, Inc., Term Loan, 5.0%, 1/31/2020		739,367	712,565
California Pizza Kitchen, Inc., Term Loan, 5.25%, 3/29/2018		490,000	479,220
Capital Automotive LP, Term Loan B, 4.0%, 4/10/2019		740,353	744,288
CGSC of Delaware Holding Corp., First Lien Term Loan, 5.0%, 4/16/2020		491,250	466,688
Coach America Holdings, Inc.:
First Lien Term Loan, LIBOR plus 1.5%, 4/18/2015*		596,781	880
Letter of Credit, LIBOR plus 4.25%, 4/21/2015*		118,510	175
CPG International, Inc., Term Loan, 4.75%, 9/30/2020		492,500	485,974
Crosby U.S. Acquisition Corp., First Lien Term Loan, 3.75%, 11/23/2020		493,750	458,570
Crown Media Holdings, Inc., Term Loan B, 4.0%, 7/14/2018		237,231	236,440
Cumulus Media Holdings, Inc., Term Loan, 4.25%, 12/23/2020		235,046	231,344
Dell, Inc., Term Loan B, 4.5%, 4/29/2020		987,500	995,435
Delta 2 (LUX) SARL, Term Loan B3, 4.75%, 7/30/2021		1,000,000	995,730
Drillships Financing Holding, Inc., Term Loan B1, 6.0%, 3/31/2021		714,490	548,260
Energy Transfer Equity LP, Term Loan, 3.25%, 12/2/2019		500,000	492,930
Evergreen Acqco 1 LP, Term Loan, 5.0%, 7/9/2019		488,750	479,129
Fairmount Minerals Ltd., Term Loan B2, 4.5%, 9/5/2019		492,500	434,102
Fairway Group Acquisition Co., Term Loan, 5.0%, 8/17/2018		979,950	948,101
Fieldwood Energy LLC, Second Lien Term Loan, 8.375%, 9/30/2020		250,000	184,198
First Data Corp., Term Loan, 4.174%, 3/24/2021		152,818	153,503
Fitness International LLC, Term Loan B, 5.5%, 7/1/2020		992,500	927,987
FTS International, Inc., Term Loan B, 5.75%, 4/16/2021		436,364	342,205
Global Tel*Link Corp., First Lien Term Loan, 5.0%, 5/22/2020		403,629	399,492
Greenway Medical Technologies, Inc., First Lien Term Loan, 6.0%, 11/4/2020		493,750	495,602
Hampton Rubber Co., First Lien Term Loan, 5.0%, 3/27/2021		496,250	429,256
Hanson Building Products Ltd., Second Lien Term Loan, 10.5%, 2/12/2023		500,000	476,875
Hargray Communications Group, Inc., Term Loan B, 5.25%, 6/26/2019		500,000	502,892
Hertz Corp., Term Loan B, 4.0%, 3/11/2018		498,724	499,271
Houston Fuel Oil Co., LLC, Term Loan B, 4.25%, 8/19/2021		249,373	243,139
Hub International Ltd., Term Loan B, 4.25%, 10/2/2020		492,525	489,269
IG Investment Holdings LLC, First Lien Term Loan, 5.25%, 10/31/2019		980,000	982,857
Ineos U.S. Finance LLC, 6 year Term Loan, 3.75%, 5/4/2018		482,817	480,302
Inmar Holdings, Inc., First Lien Term Loan, 4.25%, 1/27/2021		496,250	489,427
ION Media Networks, Inc., Term Loan B, 4.75%, 12/18/2020		495,009	496,866
IQOR U.S., Inc., Term Loan B, 6.0%, 4/1/2021		481,706	458,825
JBS U.S.A. Holdings, Inc., Term Loan, 3.75%, 9/18/2020		492,500	493,734
Jeld-Wen, Inc., Term Loan B, 5.25%, 10/15/2021		250,000	251,665
Key Safety Systems, Inc., First Lien Term Loan, 4.75%, 8/29/2021		747,497	751,937
Lands' End, Inc., Term Loan B, 4.25%, 4/4/2021		495,000	473,653
Leslie's Poolmart, Inc., Term Loan, 4.25%, 10/16/2019		984,851	980,744
Level 3 Financing, Inc.:
Term Loan, 4.0%, 8/1/2019		500,000	501,720
Term Loan B5, 4.5%, 1/31/2022		500,000	503,360
Lineage Logistics Holdings LLC, Term Loan, 4.5%, 4/7/2021		495,000	492,218
Lions Gate Entertainment Corp., Second Lien Term Loan, 5.0%, 3/17/2022		500,000	502,083
MacDermid, Inc., First Lien Term Loan, 4.5%, 6/7/2020		994,937	1,000,638
MCS AMS Sub-Holdings LLC, Term Loan B, 7.0%, 10/15/2019		9,375	8,391
Mohegan Tribal Gaming Authority, Term Loan A, 4.775%, 6/15/2018		465,625	459,223
Moneygram International, Inc., Term Loan B, 4.25%, 3/27/2020		245,586	232,385
Monitronics International, Inc., Term Loan B, 4.25%, 3/23/2018		970,155	972,217
NEP/NCP Holdco, Inc., Term Loan, 4.25%, 1/22/2020		495,009	483,872
Norcraft Companies LP, Term Loan, 5.25%, 12/13/2020		246,875	247,801
NPC International, Inc., Term Loan B, 4.0%, 12/28/2018		485,000	475,300
NTELOS, Inc., Term Loan B, 5.75%, 11/9/2019		246,835	212,278
Oberthur Technologies of America Corp., Term Loan B2, 4.5%, 10/18/2019		493,750	493,380
Orbitz Worldwide, Inc., Term Loan B, 4.5%, 4/15/2021		234,377	235,073
Oxbow Carbon LLC:
Term Loan B, 4.25%, 7/19/2019		462,025	448,280
Second Lien Term Loan, 8.0%, 1/17/2020		250,000	206,875
P2 Upstream Acquisition Co., First Lien Term Loan, 5.0%, 10/30/2020		246,875	240,857
Par Pharmaceutical Companies, Inc., Term Loan B3, 4.25%, 9/30/2019		498,750	499,062
Payless, Inc., First Lien Term Loan, 5.0%, 3/11/2021		497,494	475,937
Peabody Energy Corp., Term Loan B, 4.25%, 9/24/2020		492,500	443,713
Phibro Animal Health Corp., Term Loan B, 4.0%, 4/16/2021		496,250	494,079
Ply Gem Industries, Inc., Term Loan, 4.0%, 2/1/2021		495,000	491,290
Quikrete Holdings, Inc., First Lien Term Loan, 4.0%, 9/28/2020		472,673	475,332
Regit Eins GmbH, First Lien Term Loan, 6.0%, 1/8/2021		497,500	488,421
Rexnord LLC, First Lien Term Loan B, 4.0%, 8/21/2020		410,657	411,197
Reynolds Group Holdings, Inc., Term Loan, 4.5%, 12/1/2018		1,432,913	1,440,973
Rovi Solutions Corp., Term Loan B, 3.75%, 7/2/2021		496,250	495,012
Sabre, Inc., Term Loan, 4.5%, 2/19/2019		492,500	493,608
Samchully Midstream 3 LLC, Term Loan B, 5.75%, 10/20/2021		498,750	483,788
Serena Software, Inc., Term Loan, 7.5%, 4/14/2020		487,500	489,406
Serta Simmons Holdings LLC, Term Loan, 4.25%, 10/1/2019		500,000	501,823
Sheridan Investment Partners II LP:
Term Loan A, 4.25%, 12/16/2020		114,464	100,728
Term Loan B, 4.25%, 12/16/2020		822,847	724,106
Term Loan M, 4.25%, 12/16/2020		42,689	37,566
Signode Industrial Group U.S., Inc., Term Loan B, 3.75%, 5/1/2021		204,630	203,734
Southcross Holdings Borrower LP, Term Loan B, 6.0%, 8/4/2021		496,250	472,678
Star West Generation LLC, Term Loan B, 4.25%, 3/13/2020		695,000	696,737
Starwood Property Trust, Inc., Term Loan B, 3.5%, 4/17/2020		492,462	488,665
STG-Fairway Acquisitions, Inc., Term Loan B, 6.25%, 2/28/2019		492,467	490,929
Styrolution U.S. Holding LLC, Term Loan B, 6.5%, 11/7/2019		498,750	501,244
SurveyMonkey.com LLC, Term Loan B, 5.5%, 2/5/2019		480,620	483,623
Tallgrass Operations LLC, Term Loan B, 4.25%, 11/13/2018		32,100	32,000
Tank Holding Corp., Term Loan, 5.25%, 3/16/2022		403,347	405,364
Targa Resources Corp., Term Loan B, 5.75%, 2/25/2022		281,395	282,978
Tempur-Pedic International, Inc., Term Loan B, 3.504%, 3/18/2020		400,184	401,234
Toys 'R' Us-Delaware, Inc.:
Term Loan B2, 5.25%, 5/25/2018		227,765	181,263
Term Loan B4, 9.75%, 4/24/2020		498,750	465,222
Tribune Co., Term Loan, 4.0%, 12/27/2020		461,057	462,094
U.S. Foods, Inc., Term Loan, 4.5%, 3/31/2019		498,731	499,564
United Site Services, Inc.:
Term Delay Draw, 5.396%, 8/5/2016		29,920	29,920
Term Loan B, 5.753%, 8/5/2021		202,945	202,945
Vantage Specialty Chemicals, Inc., Term Loan B, 5.0%, 2/10/2019		970,054	970,054
ViaWest, Inc., Term Loan B, 3.5%, 3/11/2022		500,000	502,813
Waste Industries U.S.A., Inc., Term Loan B, 4.25%, 2/20/2020		500,000	502,265
World Triathlon Corp., Term Loan, 5.25%, 6/26/2021		992,500	997,462
Zayo Group LLC, Term Loan B, 4.0%, 7/2/2019		487,477	488,864
Total Loan Participations and Assignments (Cost $57,284,562)			55,636,255

Convertible Bond 0.0%
Materials
GEO Specialty Chemicals, Inc., 144A, 7.5%, 10/30/2018 (Cost $63,145)		63,145	120,285

	Shares	Value ($)

Common Stock 0.0%
Materials
GEO Specialty Chemicals, Inc.* (Cost $58)	5,825	4,216

Securities Lending Collateral 5.5%
Daily Assets Fund Institutional, 0.11% (g) (h) (Cost $80,409,354)	80,409,354	80,409,354

Cash Equivalents 3.1%
Central Cash Management Fund, 0.08% (g) (Cost $45,501,196)	45,501,196	45,501,196

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,544,003,474)†	105.8	1,547,287,683
Other Assets and Liabilities, Net	(5.8)	(84,449,988)
Net Assets	100.0	1,462,837,695

The following table represents senior loans that are in default:
Security	Coupon	Maturity Date	Principal Amount		Cost ($)	Value ($)
Coach America Holdings, Inc.*	LIBOR Plus 1.5%	4/18/2015	USD	596,781	596,781	880
Coach America Holdings, Inc.*	LIBOR Plus 4.25%	4/21/2015	USD	118,510	118,510	175
					715,291	1,055

* Non-income producing security.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of March 31, 2015.

*** These securities are shown at their current rate as of March 31, 2015.

****Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $1,548,406,413. At March 31, 2015, net unrealized depreciation for all securities based on tax cost was $1,118,730. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $17,085,791 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $18,204,521.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at March 31, 2015 amounted to $78,498,759, which is 5.4% of net assets.

(c) When-issued security.

(d) Government-backed debt issued by financial companies or government sponsored enterprises.

(e) At March 31, 2015, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(f) At March 31, 2015, this security has been pledged, in whole or in part, to cover initial margin requirements for open centrally cleared swap contracts.

(g) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(h) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CLO: Collateralized Loan Obligation

FDIC: Federal Deposit Insurance Corp.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

Included in the portfolio are investments in mortgage- or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At March 31, 2015, the Fund had an unfunded loan commitment of $16,495, which could be extended at the option of the borrower, pursuant to the following loan agreement:
Borrower	Unfunded Loan Commitment ($)	Value ($)	Unrealized Appreciation ($)
United Site Services, Inc., Term Delay Draw, 8/5/2016	16,495	16,550	55

At March 31, 2015, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
2 Year U.S. Treasury Note	USD	6/30/2015	1,200	262,987,500	562,607

At March 31, 2015, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
5 Year U.S. Treasury Note	USD	6/30/2015	56	6,731,813	(42,697)

At March 31, 2015, open interest rate swap contracts were as follows:
Centrally Cleared Swaps
Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
6/17/2015 6/17/2017	370,000,000	Fixed — 1.32%	Floating — 3-Month LIBOR	(2,793,426)	(2,793,426)
6/17/2015 6/17/2019	510,000,000	Fixed — 2.0%	Floating — 3-Month LIBOR	(10,899,363)	(10,899,363)
8/21/2014 4/12/2019	52,000,000	Floating — 3-Month LIBOR	Fixed — 1.315%	202,192	876,370
Total net unrealized depreciation					(12,816,419)

LIBOR: London Interbank Offered Rate; 3-Month LIBOR rate at March 31, 2015 is 0.27%.

As of March 31, 2015, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
GBP	2,537,500	USD	3,770,506	4/13/2015	6,721	Societe Generale

Currency Abbreviations
BRL Brazilian Real GBP British Pound USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts, interest rate swap contracts and forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2015 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (i)
Corporate Bonds	$—	$679,760,817	$—	$679,760,817
Mortgage-Backed Securities Pass-Throughs	—	52,067,929	—	52,067,929
Asset-Backed	—	141,597,484	4,000,000	145,597,484
Commercial Mortgage- Backed Securities	—	96,925,824	—	96,925,824
Collateralized Mortgage Obligations	—	107,054,689	—	107,054,689
Government & Agency Obligations	—	284,209,634	—	284,209,634
Loan Participation and Assignments	—	53,960,852	1,675,403	55,636,255
Convertible Bond	—	—	120,285	120,285
Common Stock	—	—	4,216	4,216
Short-Term Investments (i)	125,910,550	—	—	125,910,550
Unfunded Loan Commitment	—	—	55	55
Derivatives (j)
Futures Contracts	562,607	—	—	562,607
Interest Rate Swap Contracts	—	876,370	—	876,370
Forward Foreign Currency Exchange Contracts	—	6,721	—	6,721
Total	$126,473,157	$1,416,460,320	$5,799,959	$1,548,733,436
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (j)
Futures Contracts	$(42,697)	$—	$—	$(42,697)
Interest Rate Swap Contracts	—	(13,692,789)	—	(13,692,789)
Total	$(42,697)	$(13,692,789)	$—	$(13,735,486)

During the year ended March 31, 2015, the amount of transfers between Level 2 and Level 3 was $481,821. The investment was transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity.

During the year ended March 31, 2015, the amount of transfers between Level 3 and Level 2 was $9,105,209. The investments were transferred from Level 3 to Level 2 as a result of the availability of a pricing source supported by observable inputs.

Transfers between price levels are recognized at the beginning of the reporting period.

(i) See Investment Portfolio for additional detailed categorizations.

(j) Derivatives include unrealized appreciation (depreciation) on open futures contracts, interest rate swap contracts and forward foreign currency exchange contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of March 31, 2015 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $1,418,092,924) — including $78,498,759 of securities loaned	$1,421,377,133
Investment in Daily Assets Fund Institutional (cost $80,409,354)*	80,409,354
Investment in Central Cash Management Fund (cost $45,501,196)	45,501,196
Total investments in securities, at value (cost $1,544,003,474)	1,547,287,683
Cash	667,782
Foreign currency, at value (cost $411,330)	402,534
Receivable for investments sold	9,960,932
Receivable for Fund shares sold	970,637
Interest receivable	7,807,999
Receivable for variation margin on futures contracts	157,368
Unrealized appreciation on unfunded loan commitments	55
Unrealized appreciation on forward foreign currency exchange contracts	6,721
Foreign taxes recoverable	570
Other assets	82,987
Total assets	1,567,345,268
Liabilities
Payable upon return of securities loaned	80,409,354
Payable for investments purchased	13,665,532
Payable for investment purchased — when-issued/delayed delivery securities	3,997,443
Payable for Fund shares redeemed	3,917,932
Payable for variation margin on centrally cleared swaps	861,272
Accrued management fee	284,944
Accrued Trustees' fees	20,810
Other accrued expenses and payables	1,350,286
Total liabilities	104,507,573
Net assets, at value	$1,462,837,695

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of March 31, 2015 (Unaudited) (continued)
Net Assets Consist of
Distributions in excess of net investment income	(4,273,725)
Net unrealized appreciation (depreciation) on: Investments	3,284,209
Swap contracts	(12,816,419)
Futures	519,910
Unfunded loan commitments	55
Foreign currency	(2,807)
Accumulated net realized gain (loss)	(145,150,732)
Paid-in capital	1,621,277,204
Net assets, at value	$1,462,837,695
Net Asset Value
Class A Net Asset Value and redemption price per share ($382,408,871 ÷ 42,761,006 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.94
Maximum offering price per share (100 ÷ 97.25 of $8.94)	$9.19
Class B Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($87,823 ÷ 9,803 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.96
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($180,808,274 ÷ 20,239,166 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.93
Class R6 Net Asset Value, offering and redemption price per share ($9,964 ÷ 1,112 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.96
Class S Net Asset Value, offering and redemption price per share ($848,306,334 ÷ 94,601,555 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.97
Institutional Class Net Asset Value, offering and redemption price per share ($51,216,429 ÷ 5,721,761 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.95

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended March 31, 2015 (Unaudited)
Investment Income
Income: Interest (net of foreign taxes withheld of $338)	$20,433,296
Income distributions — Central Cash Management Fund	15,468
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	63,102
Total income	20,511,866
Expenses: Management fee	2,964,686
Administrative service fees	817,067
Services to shareholders	1,369,959
Distribution and service fees	1,486,981
Custodian fee	63,640
Professional fees	71,559
Reports to shareholders	70,001
Registration fees	58,100
Trustees' fees and expenses	33,839
Other	48,789
Total expenses before expense reductions	6,984,621
Expense reductions	(990,933)
Total expenses after expense reductions	5,993,688
Net investment income	14,518,178
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(5,600,019)
Swap contracts	148,551
Futures	(1,406,058)
Foreign currency	231,856
(6,625,670)
Change in net unrealized appreciation (depreciation) on: Investments	1,054,637
Swap contracts	(16,977,471)
Unfunded loan commitments	55
Futures	362,223
Foreign currency	(9,742)
(15,570,298)
Net gain (loss)	(22,195,968)
Net increase (decrease) in net assets resulting from operations	$(7,677,790)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014
Operations: Net investment income	$14,518,178	$38,644,817
Operations: Net investment income	$14,518,178	$38,644,817
Net realized gain (loss)	(6,625,670)	4,958,144
Change in net unrealized appreciation (depreciation)	(15,570,298)	(14,451,642)
Net increase (decrease) in net assets resulting from operations	(7,677,790)	29,151,319
Distributions to shareholders from: Net investment income: Class A	(5,193,952)	(12,740,137)
Class B	(1,242)	(4,888)
Class C	(1,663,467)	(3,704,186)
Class R6	(139)	(23)
Class S	(13,018,123)	(27,571,250)
Institutional Class	(722,559)	(1,336,976)
Total distributions	(20,599,482)	(45,357,460)
Fund share transactions: Proceeds from shares sold	143,459,551	771,779,613
Reinvestment of distributions	17,564,148	37,535,027
Cost of shares redeemed	(432,608,198)	(828,324,573)
Net increase (decrease) in net assets from Fund share transactions	(271,584,499)	(19,009,933)
Increase (decrease) in net assets	(299,861,771)	(35,216,074)
Net assets at beginning of period	1,762,699,466	1,797,915,540
Net assets at end of period (including distributions in excess of net investment income and undistributed net investment income of $4,273,725 and $1,807,579, respectively)	$1,462,837,695	$1,762,699,466

The accompanying notes are an integral part of the financial statements.

Financial Highlights
			Years Ended September 30,
Class A	Six Months Ended 3/31/15 (Unaudited)		2014		2013		2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$9.09		$9.18		$9.31		$9.17	$9.55	$9.40
Income (loss) from investment operations: Net investment incomea	.08		.19		.20		.23	.29	.30
Net realized and unrealized gain (loss)	(.12)		(.06)		(.08)		.18	(.33)	.19
Total from investment operations	(.04)		.13		.12		.41	(.04)	.49
Less distributions from: Net investment income	(.11)		(.22)		(.23)		(.24)	(.29)	(.34)
Return of capital	—		—		(.02)		(.03)	(.05)	—
Total distributions	(.11)		(.22)		(.25)		(.27)	(.34)	(.34)
Net asset value, end of period	$8.94		$9.09		$9.18		$9.31	$9.17	$9.55
Total Return (%)b	(.43	)c**	1.45	c	1.28	c	4.58	(.51)	5.29
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	382		459		568		664	882	1,176
Ratio of expenses before expense reductions	.88	*	.86		.87		.86	.84	.83
Ratio of expenses after expense reductions	.80	*	.84		.85		.86	.84	.83
Ratio of net investment income (%)	1.71	*	2.06		2.20		2.46	3.01	3.15
Portfolio turnover rate	18	**	85		47		68	93	100
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

			Years Ended September 30,
Class B	Six Months Ended 3/31/15 (Unaudited)		2014	2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$9.11		$9.20	$9.33	$9.18	$9.56	$9.42
Income (loss) from investment operations: Net investment incomea	.04		.12	.14	.16	.21	.22
Net realized and unrealized gain (loss)	(.11)		(.06)	(.09)	.19	(.33)	.18
Total from investment operations	(.07)		.06	.05	.35	(.12)	.40
Less distributions from: Net investment income	(.08)		(.15)	(.16)	(.17)	(.21)	(.26)
Return of capital	—		—	(.02)	(.03)	(.05)	—
Total distributions	(.08)		(.15)	(.18)	(.20)	(.26)	(.26)
Net asset value, end of period	$8.96		$9.11	$9.20	$9.33	$9.18	$9.56
Total Return (%)b,c	(.80	)**	.70	.52	3.88	(1.31)	4.46
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.1		.2	.3	1	1	1
Ratio of expenses before expense reductions	1.96	*	1.77	1.77	1.74	1.69	1.78
Ratio of expenses after expense reductions	1.55	*	1.59	1.60	1.63	1.61	1.63
Ratio of net investment income (%)	.98	*	1.32	1.46	1.68	2.24	2.36
Portfolio turnover rate	18	**	85	47	68	93	100
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

			Years Ended September 30,
Class C	Six Months Ended 3/31/15 (Unaudited)		2014		2013		2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$9.08		$9.17		$9.30		$9.16	$9.54	$9.39
Income (loss) from investment operations: Net investment incomea	.04		.12		.13		.16	.21	.23
Net realized and unrealized gain (loss)	(.11)		(.06)		(.08)		.19	(.33)	.19
Total from investment operations	(.07)		.06		.05		.35	(.12)	.42
Less distributions from: Net investment income	(.08)		(.15)		(.16)		(.18)	(.21)	(.27)
Return of capital	—		—		(.02)		(.03)	(.05)	—
Total distributions	(.08)		(.15)		(.18)		(.21)	(.26)	(.27)
Net asset value, end of period	$8.93		$9.08		$9.17		$9.30	$9.16	$9.54
Total Return (%)b	(.80	)c**	.69	c	.53	c	3.81	(1.26)	4.50
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	181		206		241		288	355	422
Ratio of expenses before expense reductions	1.63	*	1.62		1.62		1.60	1.58	1.58
Ratio of expenses after expense reductions	1.55	*	1.59		1.60		1.60	1.58	1.58
Ratio of net investment income (%)	.96	*	1.31		1.45		1.72	2.27	2.40
Portfolio turnover rate	18	**	85		47		68	93	100
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Class R6	Six Months Ended 3/31/15 (Unaudited)		Period Ended 9/30/14a
Selected Per Share Data
Net asset value, beginning of period	$9.12		$9.14
Income (loss) from investment operations: Net investment incomeb	.09		.02
Net realized and unrealized gain (loss)	(.12)		(.02)
Total from investment operations	(.03)		.00	***
Less distributions from: Net investment income	(.13)		(.02)
Net asset value, end of period	$8.96		$9.12
Total Return (%)	(.38	)c**	.01	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	10		10
Ratio of expenses before expense reductions (%)	.65	*	.52	*
Ratio of expenses after expense reductions (%)	.55	*	.52	*
Ratio of net investment income (%)	1.93	*	2.45	*
Portfolio turnover rate	18	**	85	d
a For the period from August 25, 2014 (commencement of operations) to September 30, 2014.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
d Represents the Fund's portfolio turnover rate for the year ended September 30, 2014.
* Annualized
** Not annualized
*** Amount is less than $.005.

			Years Ended September 30,
Class S	Six Months Ended 3/31/15 (Unaudited)		2014	2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$9.12		$9.20	$9.34	$9.19	$9.57	$9.43
Income (loss) from investment operations: Net investment incomea	.09		.21	.23	.25	.31	.32
Net realized and unrealized gain (loss)	(.12)		(.04)	(.10)	.19	(.33)	.18
Total from investment operations	(.03)		.17	.13	.44	(.02)	.50
Less distributions from: Net investment income	(.12)		(.25)	(.25)	(.26)	(.31)	(.36)
Return of capital	—		—	(.02)	(.03)	(.05)	—
Total distributions	(.12)		(.25)	(.27)	(.29)	(.36)	(.36)
Net asset value, end of period	$8.97		$9.12	$9.20	$9.34	$9.19	$9.57
Total Return (%)b	(.30	)**	1.82	1.42	4.92	(.31)	5.51
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	848		1,045	899	889	1,241	1,203
Ratio of expenses before expense reductions	.70	*	.68	.69	.70	.68	.71
Ratio of expenses after expense reductions	.55	*	.59	.60	.63	.63	.63
Ratio of net investment income (%)	1.96	*	2.31	2.44	2.70	3.22	3.36
Portfolio turnover rate	18	**	85	47	68	93	100
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

			Years Ended September 30,
Institutional Class	Six Months Ended 3/31/15 (Unaudited)		2014		2013		2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$9.10		$9.18		$9.32		$9.18	$9.56	$9.42
Income (loss) from investment operations: Net investment incomea	.09		.21		.23		.25	.32	.33
Net realized and unrealized gain (loss)	(.12)		(.04)		(.10)		.19	(.33)	.18
Total from investment operations	(.03)		.17		.13		.44	(.01)	.51
Less distributions from: Net investment income	(.12)		(.25)		(.25)		(.27)	(.32)	(.37)
Return of capital	—		—		(.02)		(.03)	(.05)	—
Total distributions	(.12)		(.25)		(.27)		(.30)	(.37)	(.37)
Net asset value, end of period	$8.95		$9.10		$9.18		$9.32	$9.18	$9.56
Total Return (%)	(.30	)b**	1.82	b	1.45	b	4.91	(.18)	5.65
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	51		52		89		42	64	40
Ratio of expenses before expense reductions	.61	*	.60		.60		.59	.52	.50
Ratio of expenses after expense reductions	.55	*	.59		.60		.59	.52	.50
Ratio of net investment income (%)	1.96	*	2.28		2.45		2.74	3.33	3.48
Portfolio turnover rate	18	**	85		47		68	93	100
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

Deutsche Short Duration Fund (the "Fund") is a diversified series of Deutsche Income Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment management company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class B shares are closed to new purchases, except exchanges and the reinvestment of dividends or other distributions. Class B shares were not subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares are not subject to initial or contingent deferred sales charges and do not automatically convert into another class. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Institutional Class shares are generally available only to qualified institutions. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders, and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting, subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers and loan participations and assignments are valued at the mean of the most recent bid and ask quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of March 31, 2015, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These floating-rate loans ("Loans") in which the Fund invests are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy outs and refinancing. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship with only the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund are generally in the form of Assignments, but the Fund may also invest in Participations. All Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into this type of a purchase transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transaction from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At September 30, 2014, the Fund had a net tax basis capital loss carryforward of approximately $133,139,000, including $106,455,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2015 ($15,741,000), September 30, 2016 ($2,969,000), September 30, 2017 ($17,011,000), September 30, 2018 ($63,372,000) and September 30, 2019 ($7,362,000), the respective expiration dates, whichever occurs first; and approximately $26,684,000 of post-enactment losses, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($20,597,000) and long-term losses ($6,087,000).

The Fund has reviewed the tax positions for the open tax years as of September 30, 2014 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities, futures contracts, swap contracts, paydown losses on mortgage securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis, net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the six months ended March 31, 2015, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

A summary of the open interest rate swap contracts as of March 31, 2015 is included in a table following the Fund's Investment Portfolio. For the six months ended March 31, 2015, the investment in interest rate swap contracts had a total notional amount of $932,000,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended March 31, 2015, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of March 31, 2015 is included in a table following the Fund's Investment Portfolio. For the six months ended March 31, 2015, the investment in futures contracts purchased had a total notional value generally indicative of a range from $0 to approximately $262,988,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $6,732,000 to $63,746,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the six months ended March 31, 2015, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of March 31, 2015 is included in a table following the Fund's Investment Portfolio. For the six months ended March 31, 2015, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $3,771,000 to $4,670,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $4,936,000.

The following tables summarize the value of the Fund's derivative instruments held as of March 31, 2015 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Forward Contracts	Swap Contracts	Futures Contracts	Total
Foreign Exchange Contacts (a)	$6,721	$—	$—	$6,721
Interest Rate Contracts (b)	—	876,370	562,607	1,438,977
	$6,721	$876,370	$562,607	$1,445,698
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:
(a) Unrealized appreciation on forward foreign currency exchange contracts
(b) Includes cumulative appreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Liability Derivatives	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$(13,692,789)	$(42,697)	$(13,735,486)
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:
(a) Includes cumulative depreciation of futures and centrally cleared swap contracts as disclosed in the investment portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended March 31, 2015 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$295,696	$—	$—	$295,696
Interest Rate Contracts (b)	—	148,551	(1,406,058)	(1,257,507)
	$295,696	$148,551	$(1,406,058)	$(961,811)
Each of the above derivatives is located in the following Statement of Operations accounts:
(a) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)
(b) Net realized gain (loss) from swap contracts and futures, respectively

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$(3,126)	$—	$—	$(3,126)
Interest Rate Contracts (b)	—	(16,977,471)	362,223	(16,615,248)
	$(3,126)	$(16,977,471)	$362,223	$(16,618,374)
Each of the above derivatives is located in the following Statement of Operations accounts:
(a) Change in net unrealized appreciation (depreciation) of foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)
(b) Change in net unrealized appreciation (depreciation) on swap contracts and futures, respectively

As of March 31, 2015, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty type, including any collateral exposure, is included in the following tables:
Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Societe Generale	$6,721	$—	$—	$6,721

C. Purchases and Sales of Securities

During the six months ended March 31, 2015, purchases and sales of investment securities (excluding short-term instruments and U.S. Treasury obligations) aggregated $146,805,767 and $400,735,789, respectively. Purchases and sales of U.S. Treasury obligations aggregated $144,098,274 and $173,325,132, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $1.5 billion of the Fund's average daily net assets	.365%
Next $500 million of such net assets	.340%
Next $1.0 billion of such net assets	.315%
Next $1.0 billion of such net assets	.300%
Next $1.0 billion of such net assets	.285%
Next $1.0 billion of such net assets	.270%
Over $6.0 billion of such net assets	.255%

Accordingly, for the six months ended March 31, 2015, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.36% of the Fund's average daily net assets.

For the period from October 1, 2014 through January 31. 2016, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.80%
Class B	1.55%
Class C	1.55%
Class R6	.55%
Class S	.55%
Institutional Class	.55%

For the six months ended March 31, 2015, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$175,746
Class B	308
Class C	80,169
Class R6	5
Class S	718,302
Institutional Class	16,403
$990,933

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended March 31, 2015, the Administration Fee was $817,067, of which $126,406 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fees it receives from the Fund. For the six months ended March 31, 2015, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at March 31, 2015
Class A	$43,597	$23,703
Class B	329	181
Class C	9,105	4,948
Class R6	7	0
Class S	167,540	86,173
Institutional Class	910	468
	$221,488	$115,473

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 plans, DeAWM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended March 31, 2015, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at March 31, 2015
Class B	$564	$65
Class C	728,170	116,902
	$728,734	$116,967

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended March 31, 2015, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at March 31, 2015	Annualized Rate
Class A	$515,583	$161,223	.24%
Class B	153	78	.20%
Class C	242,511	74,338	.25%
	$758,247	$235,639

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended March 31, 2015 aggregated $4,906.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended March 31, 2015, the CDSC for Class B and C shares aggregated $41 and $9,191, respectively. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the six months ended March 31, 2015, DDI received $15,796 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended March 31, 2015, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $11,579, of which $7,789 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the six months ended March 31, 2015, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $5,487.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at March 31, 2015.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Six Months Ended March 31, 2015		Year Ended September 30, 2014
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	3,154,033	$28,437,725	16,182,494	$148,365,953
Class B	173	1,568	11,629	107,010
Class C	1,058,913	9,547,640	3,315,213	30,369,747
Class R6	—	—	1,094 *	10,000 *
Class S	9,830,213	88,918,443	61,223,146	562,920,487
Institutional Class	1,833,110	16,554,175	3,267,848	30,006,416
		$143,459,551		$771,779,613
Shares issued to shareholders in reinvestment of distributions
Class A	527,635	$4,743,705	1,283,046	$11,747,751
Class B	114	1,026	459	4,215
Class C	163,892	1,472,202	352,596	3,225,617
Class R6	15	136	2.52 *	23 *
Class S	1,178,898	10,626,606	2,312,503	21,225,912
Institutional Class	80,088	720,473	145,317	1,331,509
		$17,564,148		$37,535,027
Shares redeemed
Class A	(11,443,069)	$(102,952,559)	(28,809,652)	$(264,043,005)
Class B	(9,991)	(89,748)	(29,273)	(268,851)
Class C	(3,650,394)	(32,797,456)	(7,297,090)	(66,825,258)
Class S	(30,977,774)	(279,208,149)	(46,699,665)	(429,262,191)
Institutional Class	(1,948,079)	(17,560,286)	(7,382,881)	(67,925,268)
		$(432,608,198)		$(828,324,573)
Net increase (decrease)
Class A	(7,761,401)	$(69,771,129)	(11,344,112)	$(103,929,301)
Class B	(9,704)	(87,154)	(17,185)	(157,626)
Class C	(2,427,589)	(21,777,614)	(3,629,281)	(33,229,894)
Class R6	15	136	1,097 *	10,023 *
Class S	(19,968,663)	(179,663,100)	16,835,984	154,884,208
Institutional Class	(34,881)	(285,638)	(3,969,716)	(36,587,343)
		$(271,584,499)		$(19,009,933)

* For the period from August 25, 2014 (commencement of operations of Class R6) to September 30, 2014.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (October 1, 2014 to March 31, 2015).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

—Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2015 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 10/1/14	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 3/31/15	$995.70	$992.00	$992.00	$996.20	$997.00	$997.00
Expenses Paid per $1,000*	$3.98	$7.70	$7.70	$2.74	$2.74	$2.74
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 10/1/14	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 3/31/15	$1,020.94	$1,017.20	$1,017.20	$1,022.19	$1,022.19	$1,022.19
Expenses Paid per $1,000*	$4.03	$7.80	$7.80	$2.77	$2.77	$2.77

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class R6	Class S	Institutional Class
Deutsche Short Duration Fund	.80%	1.55%	1.55%	.55%	.55%	.55%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Short Duration Fund’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2014.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2014, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee, in coordination with the Board’s Fixed Income and Asset Allocation Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG ("DB"), a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

In 2012, DB combined its Asset Management (of which DIMA was a part) and Wealth Management divisions into a new Asset and Wealth Management ("AWM") division. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that DB will continue to invest in AWM a significant portion of the savings it has realized by combining its Asset and Wealth Management divisions, including ongoing enhancements to AWM’s investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2013, the Fund’s performance (Class A shares) was in the 1st quartile, 3rd quartile and 2nd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-, three- and five-year periods ended December 31, 2013.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were equal to the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2013). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2013, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board also considered how the Fund’s total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board noted that the expense limitations agreed to by DIMA helped to ensure that the Fund’s total (net) operating expenses would remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable fund and considered differences between the Fund and the comparable fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts and funds offered primarily to European investors ("Deutsche Europe funds") managed by DIMA and its affiliates. The Board noted that DIMA indicated that it does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche U.S. mutual funds ("Deutsche Funds"), as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DIMA’s chief compliance officer and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:
(800) 728-3337

Web Site
deutschefunds.com
View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DeAWM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	PPIAX	PPLBX	PPLCX	DBPIX	PPILX
CUSIP Number	25155T 627	25155T 619	25155T 593	25155T 585	25155T 577
Fund Number	418	618	718	822	1422

For shareholders of Class R6
Automated Information Line	DeAWM Flex Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site
deutschefunds.com
Click "Retirement Plans" to reallocate assets, process transactions, review your funds, and subscribe to fund updates by e-mail through our secure online account access.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DeAWM Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

Class R6
Nasdaq Symbol	PPLZX
CUSIP Number	25155T 452
Fund Number	1634

Privacy Statement
FACTS	What Does Deutsche Asset & Wealth Management Do With Your Personal Information?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share can include:
— Social Security number
— Account balances
— Purchase and transaction history
— Bank account information
— Contact information such as mailing address, e-mail address and telephone number

How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons Deutsche Asset & Wealth Management chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Deutsche Asset & Wealth Management share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share

Questions?	Call (800) 728-3337 or e-mail us at service@db.com

Who we are
Who is providing this notice?	DeAWM Distributors, Inc.; Deutsche Investment Management Americas Inc.; DeAWM Trust Company; the Deutsche Funds
What we do
How does Deutsche Asset & Wealth Management protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Deutsche Asset & Wealth Management collect my personal information?
We collect your personal information, for example. When you:
— open an account
— give us your contact information
— provide bank account information for ACH or wire transactions
— tell us where to send money
— seek advice about your investments

Why can't I limit all sharing?
Federal law gives you the right to limit only
— sharing for affiliates' everyday business purposes — information about your creditworthiness
— affiliates from using your information to market to you
— sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt and DB Alex Brown.

Non-affiliates
Companies not related by common ownership or control. They can be financial and non-financial companies.
Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. Deutsche Asset & Wealth Management does not jointly market.
Rev. 08/2014

Notes

Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

PRSRT STD
U.S. POSTAGE
PAID
LANCASTER, PA
PERMIT NO. 1793

DSDF-3
(R-027148-4 5/15)

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Short Duration Fund, a series of Deutsche Income Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	May 29, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	May 29, 2015

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	May 29, 2015